Integrated Electrical Services, Inc.
4th Quarter Results
December 15, 2009



Michael J. Caliel, President & CEO
Randy Guba, EVP, CFO
Ken Dennard, DRG&E

IES We power progress

IES

Safe Harbor

- *Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder's decision to pursue a disposition of its interest in the company; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners; inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens; inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures and centralization of back office functions; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments.*

- *You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company's annual report on Form 10-K for the year ended September 30, 2008, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.*

- *Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.*

- *General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.*

IES

Transformation Program Summary

- FY 2008 - completed reorganization into line of business approach; eliminated $20MM in costs
- FY 2009 - launched new program to further consolidate operations, reduce costs and invest in sales resources
- 4Q FY 2009 - expanded restructuring program; reduced SG&A expenses additional 10%
- FY 2010 – targeting $85 to $90 million SG&A level

IES

Headlines

- Lower consolidated FY 2009 revenues - improved gross margin
- 4Q FY 2009 results softer than expected
- Measurable progress on cost reduction program
- Expanding portfolio of offerings - focus on renewable energy, e.g. solar and wind
- Sales and business development efforts gaining momentum – increases in opportunity pipeline and bidding activity
  - $61 million U.S. Army Medical Research Institute of Infectious Diseases (AMRIID) project

Revenue & Gross Profit

(dollars in millions)

Quarter Comparison


Revenue
153
212
GP
20
34
Q4 '09
Q4 '08
GM%
13.1%
16.1%

YTD Comparison


Revenue
666
818
GP
110
132
FY 09
FY 08
GM%
16.4%
16.1%

Quarterly Highlights

- Projects reduced, delayed, and cancelled in Commercial
- Significantly lower demand and reduced construction activity in Industrial
- Nationwide weakness in housing construction in Residential
- Gross margin includes $2 million legal settlement

Sales, General & Administrative Expenses

(dollars in millions)

Quarter Comparison


25
33
Q4 '09
Q4 '08

Rev% 16.4% 15.8%

YTD Comparison


108
119
FY '09
FY '08

Rev% 16.3% 14.6%

Quarterly Highlights

- SG&A down from reductions in headquarters, operations, and facility consolidation
- Ongoing investments in sales and business development

Profitability

(dollars in millions)

Operating Income



8.3
0.2
(9.0)
(5.7)
Q409
Q408
FY2009
FY2008

Net Income



0.2
(1.4)
(11.9)
(11.9)
Q409
Q408
FY2009
FY2008

EPS ($0.83) ($0.10) ($0.83) ($0.01)

Highlights

Operating Income

- Q4 loss / income includes restructuring and significant charges of $6.8MM for 2009 and $0.8MM for 2008
- Full year loss / income includes restructuring and significant charges of $11.4MM for 2009 and $4.5MM for 2008

Net Income

- Q4 loss includes restructuring and significant charges of $9.0MM for 2009 and $0.8MM for 2008
- Full year loss includes restructuring and significant charges of $14.1MM for 2009 and $4.6MM for 2008

Commercial Segment

(dollars in millions)

Quarter Comparison



Revenue
88
127
GP
8
18
Q4 '09
Q4 '08
GM%
9.5%
13.8%

YTD Comparison



Revenue
419
474
GP
61
67
FY'09
FY'08
GM%
14.4%
14.2%

Quarterly Highlights

- Delayed and canceled project starts, reduced construction activity
- Increased competition
- Total year gross margin improvement due to improved project execution
- Includes $2 million legal settlement

Industrial Segment

(dollars in millions)

Quarter Comparison


Revenue
24
31
GP
2
5
Q4 '09
Q4 '08
GM%
9.7%
16.0%

YTD Comparison


Revenue
88
130
GP
12
22
YTD '09
YTD '08
GM%
13.7%
16.9%

Quarterly Highlights

- Lower volume and reduced construction activity
- Gross margin
  - Change in project mix with less higher margin time and material work
  - FY 2008 includes several large projects with considerably higher margin

Residential Segment

(dollars in millions)


Quarter Comparison
Revenue
41
54
GP
10
11
Q4 '09
Q4 '08
GM%
23.3%
21.1%
YTD Comparison
Revenue
158
215
GP
37
43
YTD '09
YTD '08
GM%
23.4%
19.9%

Quarterly Highlights

- Weak demand for single and multi family housing
- Gross margin
  - Improved multi-family execution
  - Material costs stabilization
  - Effectively flexed labor to workload

Backlog

(dollars in millions)


337
289
241
Q4 '08
Q3 '09
Q4 '09

Highlights

- Commercial and Residential segments decline
  - Market pressures
  - Project deferrals
  - Project selectivity
- 7% Improvement in Industrial segment from Q4 '08

Cash & Liquidity

(dollars in millions)


Liquidity
91
75
80
Cash
65
61
64
Q4 '08
Q3 '09
Q4 '09

Highlights

- Continue to maximize liquidity

Summary

- Measurable progress in transforming IES despite challenging market environment
- Continue to tightly manage costs – targeting $85 to $90 million level in FY 2010
- Investments in business development and sales resources
- Poised to capitalize on growing renewable energy markets
- Industry leading safety performance– three major safety awards
- Positioned to capitalize on economic recovery and capital spending by customers across key end markets